                                                                    Exhibit 10.6

                            COMMERCIAL GROUND LEASE
                            -----------------------


     This is a ground lease of commercial real estate (the "Lease") made and entered into as of this Lease Date by the following parties as to the property described herein ("Property"), to-wit:

                             I.  BASIC PROVISIONS
                                 ----------------

      1. LESSOR:             James W. OBryan, Rose Mary Horton OBryan,
                             Jerry L. Horton and Mary Horton
                             (Prior to the commencement date hereof, Lessor shall establish an account at Newton County Bank into which the rent shall be deposited each month for the entire term and any extensions. Lessor's address for all purposes hereunder is 15416
                             Chestnut, Basehor, Kansas 66007, Attention: Rose
                             Mary Horton OBryan, who is irrevocably appointed the agent for Lessor for all purposes hereunder.
                             Neither the foregoing account of Lessor nor the agent and address may be changed without Lessee's consent, and in no event shall Lessee be required to deal with more than one account, agent and address for any reason, including the death of any individual owner/lessor.)

      2. LESSEE:             Newton County Bank
                             P.O. Box 437
                             Jasper, Arkansas 72641

      3. PROPERTY:           The northwesterly corner which is north of
                             Highway 65 and west of Duvall Street.

      4. LOCATION:           Marshall, Searcy County, Arkansas

      5. LEGAL DESCRIPTION:  A parcel described in the attached
                             Exhibit "A."

      6. LEASE DATE:         October 15, 1993.

      7. LEASE COMMENCEMENT: This lease shall commence when Lessee takes possession of the Property, which date shall be the later of the following dates:

                             (a) Forty (40) days after Lessee receives notification that its applications to the Arkansas Bank Department and Federal Deposit Insurance Corporation for approval of the Property as a branch bank site have been approved.

                         (b) The day after the last of the existing tenants on the Property have vacated same, Lessor to proceed expeditiously to terminate existing month-to-month tenancies upon notification from Lessee that it has received the approvals described herein, and to take all reasonable actions to prevent those month-to-month tenants from holding over.

                         Provided, however,that if either of the approvals referred to above are denied, Lessee may cancel this Lease, or if either of the approvals have not been received within 180 days of the date hereof or if the Property has not been vacated by the current tenants within 180 days of the date hereof, this Lease shall automatically be cancelled, without further obligation of either party. Lessee shall notify Lessor of the final approval within ten (10) days thereof. Lessor shall notify Lessee of the date the last of the current tenants vacate the Property promptly upon such vacation. The commencement date shall likewise be noted on Exhibit "A" which completed Lease shall be recorded in the Real Estate Records of Searcy County, Arkansas.

 8.  IMPROVEMENTS:       Lessee intends to construct a branch banking facility
                         on the Property, at its sole expense and to remain its property, Lessor to remove from the Property any mobile homes or other equipment or improvements at Lessor's expense within thirty (30) days of receipt of notice from Lessee and in any event prior to the commencement date of the term of this Lease.

 9.  LEASE TERM:         The Term of this Lease shall be thirty (30) years,
                         subject to renewal, as set forth herein.

 10. RENEWAL OPTION:     This Lease shall be subject to three renewal options of
                         ten (10) years each, said renewal in each instance to be automatic absent notice of nonrenewal, said notice of nonrenewal in each instance to be given in writing by Lessee no less than ninety (90) days nor more than one year prior to the then-current expiration date. References herein to "Term" shall include any such renewals.

 11. BASE RENT:          Monthly rentals, to be paid in advance on the Lease
                         Commencement date and the same day of each month thereafter for the initial 30-year term, in Lessor's account, as noted above, shall be $500.

 12. RENEWAL RENT:       Monthly rentals for the first 10-year extension shall
                         be $550; for the second 10-year extension shall be $600; and for the third 10-year extension shall be $650.


                           II.  GRANT AND ACCEPTANCE
                                --------------------

     Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the Property, which consists of real estate legally described in Exhibit "A," for the Lease Term described above. The Property has been inspected by Lessee and is accepted in its present condition, with any and all defects, apparent or otherwise; subject to the provisions of Article I-8 above.

                             III.  ADDITIONAL RENT
                                   ---------------

     1. Taxes:  As additional rent Lessee shall pay annually, before any fine or
        -----
penalty is added thereto for the non-payment thereof, all real estate taxes and special assessments which are levied and assessed against the Property during the Lease Term (which includes renewals, for the purposes hereof). If the Lease Term commences and ends other than on the first day of the tax year, the real estate taxes and special assessments for the first and last partial tax year shall be prorated, and Lessee shall pay only that portion related to the portion of the tax year after the commencement and before the end of the Lease Term. Upon request, Lessee shall promptly deliver to Lessor duplicate receipts or photostatic copies thereof, showing payment of the real estate taxes and special assessments.

     2. Insurance:  Lessee shall carry casualty insurance on its improvements in
        ---------
such amounts as it deems appropriate, which insurance shall be for Lessee's sole benefit. In addition, Lessee shall carry liability insurance as set out hereafter in Paragraph IV INDEMNIFICATION, Subparagraph 1 Indemnity.
                          ---------------                 ---------

     3. Maintenance:  After taking possession of the Property, and completion of
        -----------
its improvements, Lessee may make such repairs and alterations it deems appropriate to keep the Property in a good and usable condition and state of repair for its purposes; and in no event shall Lessor ever be deemed to have any responsibility whatsoever for such repairs or improvements, including street improvements.

     4. Net Lease:  It is mutually agreed and acknowledged between Lessor and
        ---------
Lessee that this is a Net Lease. For the purpose of this clarification, the term "Net Lease" shall mean that Lessee shall pay all taxes, insurance, and all other costs and expenses of every kind and nature in connection with the Property during the Lease Term and that Lessor shall not be required to expend any sums whatsoever after delivery of possession.

                        IV.  SUBLEASES AND ASSIGNMENTS
                             -------------------------

     Lessee shall not transfer or assign this Lease or sublet the Leased Premises without prior written consent of the Lessor, which consent shall not be unreasonably withheld. Any such assignment or subletting shall in no way relieve Lessee from liability for the obligations imposed by this letter.
Lessee may only be released from liability by a specific written release executed by Lessor.

                             V.  COVENANT OF TITLE
                                 -----------------

     Lessor covenants that Lessor has good, right and lawful authority to lease the Property and that Lessor will at all times, while this Lease remains in effect, protect and preserve Lessee's right to possession and peaceful enjoyment of the Property pursuant to the terms of this Lease. Lessee's obligation to accept possession of the Property and to commence the Lease Term shall be dependent on Lessor's ability to provide to Lessee, at Lessee's expense, a title insurance policy insuring Lessee's leasehold interest in the Property in an amount, with an insurer, and on terms acceptable to Lessee.

                                   VI.  USE.
                                        ---

     Lessee shall use the Property as a branch banking facility until at least the first anniversary of the Commencement Date hereunder. Thereafter, it may use the Property for any lawful purpose. Lessee shall conduct its business, insofar as the same relates to Lessee's use and occupancy of the Property, in a lawful manner and in compliance with all governmental laws, rules, regulations and orders applicable to any business of Lessee conducted in and upon the Property.

                        VII.  LESSEE'S COVENANT OF CARE
                              -------------------------

     Lessee, throughout the Lease Term, shall keep the Property free and clear of any unnecessary dirt or filth. Lessee agrees not to commit waste nor to permit waste to result or done to or upon the aforesaid property and premises.

                               VIII.  UTILITIES
                                      ---------

     Lessee shall pay during the Lease Term promptly when the same become due any and all charges, including deposits and repairs, made against Lessee or against the Property for gas, electricity, water, telephone or any other utility used on or serving the Property. Whenever Lessee desires to make any changes or additions to existing gas, electricity, water, telephone or other utility services on or in the Property lawfully requested or reasonably necessary, it shall pay for all charges assessed in connection with making the same.

                             IX.  INDEMNIFICATION
                                  ---------------

     1. Indemnity:  Lessee covenants and agrees that it will defend, indemnify
        ---------
and hold harmless Lessor for and from all damages, claims, suits, or causes of action resulting from injuries to person or persons or damage to property and arising out of Lessee's use or occupancy of the Property. Lessee shall, during the term of this Lease, maintain public liability insurance on the premises and on the business operated by the Lessee or any sub-tenant occupying the Leased Premises. The limits of such public liability insurance shall be not less than $100,000 per person, $300,000 per occurrence and $50,000 per property damage. The policy representing such insurance shall name Lessor and their heirs and assigns as an additional insured. Said policy shall contain a clause that the insurer will not cancel said policy without first giving Lessor or their heirs and assigns no less than ten (10) days prior written notice. A certificate of such insurance shall be delivered to Lessor prior to the inspection of this Lease and proof of such coverage shall be provided to Lessor at reasonable times throughout the original or any renewal term hereof.

     2. Environmental Laws:  Without limiting the foregoing, Lessee covenants
        ------------------
and agrees that at no time will its occupancy, use or maintenance of the Property cause or contribute to any violation of local, state or federal environmental or health laws, orders and regulations ("laws"), including but not limited to those dealing with hazardous wastes or materials, water or air pollution, and solid waste disposal.

                              X.  FIRE & CASUALTY
                                  ---------------

     It shall be Lessee's right to maintain and insure the improvements on the Property for its own benefit and no failure to do so and no inability to utilize the Property, whether as a branch banking location or otherwise, as a result of fire, flood, civil disorder, earthquake or other casualty of any sort whatsoever shall reduce in any wise Lessee's obligation to pay rent and perform this Lease during the Term hereof, without reduction or interruption.

                              XI.  EMINENT DOMAIN
                                   --------------

     1. Taking:  In the event that any portion of the Property is taken by
        ------
eminent domain or by sale in lieu thereof consented to by Lessee, this Lease shall not terminate but each party shall be entitled to their respective damages as allowed by law for their respective interests in the Property and its improvements. However, in the event that a portion of the property significant enough to interfere substantially and materially with Lessee's conduct of its business thereon, in Lessee's judgment, is taken by eminent domain or by sale in lieu thereof consented to by Lessee, Lessee may terminate this Lease within sixty (60) days after Lessee has been deprived of possession by such taking or sale; provided, that Lessor may elect to tender to Lessee for its consideration additional property adjacent to the Property, which Lessee may, in its judgment, deem suitable for use in restoring the usefulness to it of the Property, to be added by amendment of this Lease; and, provided further, that nothing herein shall prohibit Lessor and Lessee from mutually agreeing to a reduction of the monthly rent to reflect the continuing lease of less than all of the original Property.

     2. Award:  Out of any award for any taking of the Property, Lessor shall be
        -----
entitled to receive and retain all amounts awarded to Lessor for the underlying real estate as encumbered by this Lease, and that Lessee shall be entitled to receive and retain such amounts which are awarded to Lessee because of the taking of its trade fixtures and leasehold improvements and its Lessee's leasehold interest in the Property.

                              XII. RENT ABSOLUTE
                                   -------------

     Except as may be otherwise specifically provided herein, Lessee shall have no right to terminate this Lease or be entitled to any rent abatement or reduction. Notwithstanding any other provisions contained in this Lease, in the event the Lessee is closed or taken over by the banking authority of the State of Arkansas, or other bank supervisory authority, the Lessor may terminate the Lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the lease: Provided, that in the event this Lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the Lease shall in no event be in an amount not exceeding the rent reserved by the Lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the Lessor, or the date of reentry of the Lessor, whichever first occurs, whether before or after the closing of the Lessee as a bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

                                XIII.  REMEDIES
                                       --------

     1. Default:  Time is of the essence of this agreement and the parties
        -------
hereto agree that if any monthly rent installment as herein provided or any other rent payments to be made by Lessee as required herein are not made when due, or in case Lessee shall fail to keep and perform every covenant, condition and agreement herein contained, made and to be performed and kept by Lessee strictly in accordance with the terms hereof, or in the event that a voluntary or involuntary petition in bankruptcy or the filing of a petition for the appointment of a receiver against Lessee or any other bankruptcy or insolvency proceedings are filed in any state or federal court, or in the event the interest of Lessee shall be levied upon and sold by virtue of judicial process of any kind, then and upon the happening of any of the foregoing event, Lessor may give Lessee notice of such default. Lessee shall commence to cure such default within ten (10) days following the giving of such notice and having commenced, shall diligently proceed with and complete the curing of such breach within a reasonable time. If Lessee fails to cure such default after notice and opportunity as hereinabove provided, Lessor shall, at its option, have the right to terminate this Lease and to reenter or to take possession of the Property without terminating this Lease. However, if Lessor reenters without terminating this Lease, Lessor may relet the Property or any part thereof upon such terms and conditions as Lessor in Lessor's sole discretion shall deem advisable.

     2. Mitigation:  All rents received by Lessor as a result of such reletting
        ----------
shall be applied as follows:
        (a) to reimburse Lessor for all expenses incurred in reentering and reletting, including but not limited to attorney's fees and any court costs, and costs of preserving, repairing or restoring the Property;
        (b) to reimburse Lessor for costs of curing any breach of this Lease by Lessee, including but not limited to attorney's fees and any court costs, and costs of preserving, repairing or restoring the Property;
        (c) to reasonable costs of adapting the Property for the use of the tenant under such reletting;
        (d) to arrearages in rent due hereunder, first being applied to the first accruing rentals and accrued interest thereon, and last to the most recently accruing; and
        (e) any remainder shall be held for the balance of the Lease term, but credited to the account of Lessee.

     3. Non-Waiver:  The foregoing remedies are not intended to limit or qualify
        ----------
such other remedies as Lessor may have at law or in equity. All remedies shall be cumulative. The use of one remedy by Lessor shall not preclude or waive Lessor's right to the use of any or all others.

     4. Lessee's Remedies:  Lessee may enforce the terms hereof at law or
        -----------------
equity, as appropriate.

                               XIV. TERMINATION
                                    -----------

     At the end of the Lease Term, or upon its termination at any earlier date by virtue of any of the provisions hereof, Lessee covenants to surrender and deliver up possession of the Property.

                                XV.  NON-WAIVER
                                     ----------

     Neither the failure on the part of the Lessor strictly to enforce all of the terms and provisions of this Lease nor acceptance of rent by Lessor after breach of Lessee of any covenant or condition herein contained, nor any delay on the part of Lessor strictly to enforce the terms and provisions hereof shall operate or be deemed as a waiver of any rights or remedies which, under the terms of this Lease or by law, may accrue to Lessor by reason of any subsequent breach of the terms and conditions hereof by Lessee.

                XVI.  REMOVAL OF IMPROVEMENTS OR TRADE FIXTURES
                      -----------------------------------------

     Upon the termination of this Lease or any extensions thereof, if Lessee shall otherwise be current and in good standing hereunder, Lessee shall have the right to remove from the Property any or all remaining improvements, trade fixtures and devices, including but not limited to mechanical and security devices peculiar to the banking business, which it may have installed on the Property at its expense within sixty (60) days of said termination, but, shall restore the Property to good order promptly thereafter. Lessee shall continue to pay rent to Lessor month-to-month until such time as the property is delivered to Lessor in good order.

                         XVII. ALTERATION OR EXPANSION
                               -----------------------

     Lessee shall be permitted during the term hereof to perform alterations to the Property at its expense and without any change in the rent called for by this Lease.

                           XVIII.  MECHANIC'S LIENS
                                   ----------------

     Lessee agrees to pay when due all sums of money that may become due for any labor, services, materials, supplies or equipment furnished to or for Lessee in, and upon or about the Property and which may be secured by any mechanic's, materialman's or other lien against the Property and will cause any such lien that may be filed to be immediately discharged and released, or appropriately bonded against, if Lessee is contesting same.

                      XIX.  GRANTING AND USE OF EASEMENTS
                            -----------------------------

     1. Utilities Easements:  Lessor agrees, without payment of consideration,
        -------------------
from time to time during the term of this Lease at the request of Lessee to grant easements, licenses, rights of way and other rights and privileges in the nature of easements upon or across the Property for utilities necessary for Lessee's intended use of said premises.

     2. Cross Easements:  In the event Lessee deems it advisable to enter into
        ---------------
any cross-easements or similar agreements with occupants of adjoining properties, it may do so and Lessor agrees to join in any such agreements on request from Lessee, should Lessee deem such consent necessary, but without any cost or liability on the part of Lessor, no such agreement to extend beyond the Lease Term or survive its termination.

                                  XX.  SIGNS
                                       -----

     Lessee shall have the right to install, erect and maintain upon the Property all signs necessary or appropriate to the conduct of its business. Lessee shall not install, erect or maintain any sign in violation of any applicable law, ordinance or use permit of any governmental authority. Lessee may remove (but shall not be required to remove) the same or any part thereof at any time during said term or upon the expiration thereof or sooner termination of this Lease, or within sixty (60) days after such expiration or termination, as set forth in Article XVI hereof.

                               XXI. HOLDING OVER
                                    ------------

     If Lessee continues to occupy the Property after the expiration of the Lease Term (including any extensions) and Lessor accepts rent thereafter, a monthly tenancy terminable by either party on one month's notice shall be created, which shall be upon the then-current rent, terms and conditions as those herein specified.

                           XXII.  GENERAL CONDITIONS
                                  ------------------

     Lessee shall not be responsible for the payment of any commissions in relation to the leasing transaction represented by this Lease. This Lease is the entire agreement of the parties and may only be modified by a writing signed by both parties, or the addition of a completed Exhibit "A" in accordance with the terms hereof.

                             XXIII.  CONSTRUCTION
                                     ------------

     This Lease and all of the terms and conditions herein contained shall be binding upon the parties hereto and their successors in interest, including Lessor's heirs, assigns and successors in interest and Lessee's assigns and subtenants. Words and phrases herein shall be construed as in singular or plural number and as feminine, masculine or neuter gender, according to the context.

                                XXIV.  NOTICES
                                       -------

     Any notice herein required or permitted to be given shall be deemed given if and when mailed in a sealed envelope by United States certified mail, return receipt requested, postage properly prepaid and addressed as set forth in
Article I-1 and 2 hereof.

     IN WITNESS WHEREOF, the parties have executed this Lease the date first above written.

LESSOR:

/s/ James W. OBryan                    /s/ Rose Mary Horton OBryan
---------------------------            -------------------------------------
JAMES W. OBRYAN                        ROSE MARY HORTON OBRYAN


/s/ Jerry L. Horton                    /s/ Mary Horton
---------------------------            -------------------------------------
JERRY L. HORTON                        MARY HORTON


                                       LESSEE:

                                       NEWTON COUNTY BANK

                                       By: /s/ Mark D. Ross
                                          ----------------------------------

                                       Title: President-Bank Services
                                              ------------------------------

                                       Date: 11/10/93
                                             -------------------------------

STATE OF KANSAS      )
                     ) ss:      ACKNOWLEDGMENT
                                --------------
COUNTY OF LEAVENWORTH)

     On this day personally appeared before the undersigned, a Notary Public within and for the County and State aforesaid, duly qualified, commissioned and acting, the within named JAMES W. OBRYAN and ROSE MARY HORTON OBRYAN, to me personally well known, who stated that they had so signed, executed and delivered said foregoing instrument for the consideration and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 27th day of October, 1993.


                                      /s/ Angela M. Eyerly
                                      -------------------------------------
                                      Notary Public

My Commission Expires:

     6-1-97
---------------------

(SEAL)

STATE OF KANSAS     )
                    )ss.             ACKNOWLEDGEMENT
                                     ---------------
COUNTY OF WYANDOTTE )

     On this day personally appeared before the undersigned, a Notary Public within and for the County and State aforesaid, duly qualified, commissioned and acting, the within named JERRY L. HORTON and MARY HORTON, to me personally well known, who stated that they had so signed, executed and delivered said foregoing instrument for the consideration and purposes therein mentioned and set forth.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1993.


                                      /s/ Jo Ann Dahlke
                                      -------------------------------------
                                      Notary Public

My Commission Expires:

     12-15-94
---------------------

(S E A L)

STATE OF ARKANSAS   )
                    ) ss:        ACKNOWLEDGMENT
                                 --------------
COUNTY OF __________)

          On this __________ day of ____________________, 1993, before me, the undersigned, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named ______________________________, to me personally well known, who stated that he/she was the ____________________ of NEWTON COUNTY BANK, an Arkansas banking association, and was duly authorized in his/her capacity to execute the foregoing instruments for and in the name and behalf of said corporation, and further stated and acknowledged that he/she had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this __________ day of ____________________, 1993.



                                                 ----------------------------
                                                 Notary Public

My Commission Expires:


---------------------

(SEAL)

                                  EXHIBIT "A"
                                  -----------

                             LEGAL DESCRIPTION AND
                             ---------------------
                               COMMENCEMENT DATE
                               -----------------


    1. The real property located in Marshall, Searcy County, Arkansas, and described in the attached Schedule A.



    2.  This lease shall commence on the following date: ___________________


                                      IDENTIFIED & ACCEPTED:
                                      NEWTON COUNTY BANK


                                      By:
                                         ---------------------------------


                                      ------------------------------------
                                      JAMES W. OBRYAN


                                      ------------------------------------
                                      ROSE MARY HORTON OBRYAN


                                      ------------------------------------
                                      JERRY L. HORTON


                                      ------------------------------------
                                      MARY HORTON

                                  SCHEDULE A
                                  ----------


     A Part of the Northeast Quarter of the Southeast Quarter of Section Twenty-Six (26), Township Fifteen (15) North, Range Sixteen (16) West, Searcy County, Arkansas, described as follows:

     From the Northeast Corner of said Northeast Quarter of the Southeast Quarter go along the East line of the forty South 009(degree)24'37" East 1123.03 feet to the North right-of-way of U.S. Highway 65, then go along the right-of-way South 68(degree)48'00" West 126.90 feet to the Point of Beginning of the tract being described, then continue along the right-of-way South 68(degree)48'00" West 230.87 feet, then leaving said right-of-way go North 14(degree)46'45" West 245.17 feet to the South edge of DuVall Street, then with the street go North 75(degree)50'19" East 182.47 feet, South 55(degree)28'29" East 64.59 feet, South 16(degree)25'41" East 168.48 feet to the Point of Beginning, containing 1.18 acres.